EXHIBIT 99.1


                            SHARE EXCHANGE AGREEMENT

                                  by and among

                 GLOBAL WIRELESS SATELLITE NETWORKS (USA), INC.
                             a Delaware Corporation

                                       and

                AUSTRALIAN AGRICULTURE & PROPERTY MANAGEMENT LTD
                              NO 2 HOLDINGS PTY LTD
                       VICTORIAN LAND DEVELOPMENT PTY LTD
                             Australian Corporations

                        effective as of September 4, 2004



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                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT, made and entered into this 4th day of September, 2004 by and among Global Wireless Satellite Networks (USA), Inc., a Delaware corporation with its principal place of business located at 64 Knightsbridge, London, UK SW1X ("GWSN"); and Australian Agriculture & Property Management Ltd, No. 2 Holdings Pty Ltd and Victorian Land Development Pty Ltd, each an Australian corporation with its principal place of business at 13 Malcolm Court, Mt. Waverly, Melbourne, Australia (all reflected in the agreement as "AAPD").

                                    PREMISES

         A. This Agreement provides for the acquisition of AAPD by GWSN whereby AAPD shall become a wholly owned subsidiary of GWSN and in connection therewith, the issuance of a total of 85,000,000 shares of common stock, $0.001 par value per share ("Shares"), of GWSN of which 76,000,000 shares shall be issued to the shareholders of AAPD, 3,900,000 shares shall be issued to Hemingway Corporate Ventures, S.A. and 100,000 to Mr. Barry Russell ("Share Exchange") and 5,000,000 shares shall be issued collectively to Messrs. Gary Stewart (2,500,000 shares), Benjamin Mauerberger (1,750,000 shares) and Barry Russell (750,000 shares) consultants of GWSN pursuant to the terms of their consulting agreements. As additional consideration, GWSN shall transfer Two Hundred Fifty Thousand ($250,000) Australian Dollars to AAPD.

         B. The boards of directors of AAPD and GWSN have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    AGREEMENT

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                               THE SHARE EXCHANGE

         SECTION 1.1 SHARE EXCHANGE/DELIVERY OF AAPD SECURITIES. Upon satisfaction of the conditions set forth in Article VI of this Agreement, the shareholders of AAPD as found on EXHIBIT 1.1 (collectively, "AAPD Shareholders") to this Agreement, shall transfer all rights, title and interest to and in the AAPD Ordinary Shares held by him which constitutes one hundred percent of the issued and outstanding shares of AAPD.

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         SECTION 1.2 TRANSFER OF GWSN COMMON SHARES. In exchange for all of the
AAPD Ordinary Shares tendered pursuant to Section 1.1, GWSN shall issue to the AAPD Shareholders 76,000,000 GWSN shares of common stock upon the completion of the actions referred to in Article VI of this Agreement. Further, 3,900,000 shares of GWSN common stock shall be issued to Hemingway Corporate Ventures, S.A. and 100,000 shares of GWSN common stock shall be issued to Mr. Barry Russell as compensation for arranging the transaction contemplated by this Agreement. Such shares shall be "restricted securities", (as such term is defined in Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act").

         SECTION 1.3 ISSUANCE OF S-8 REGISTERED COMMON STOCK. Subject to the qualifications found in this Section, as soon as practicable, but in no event later than 30 days after the Closing, GWSN shall file a registration statement on Form S-8 pursuant to which 5,000,000 shares of GWSN common stock shall be registered and issued pursuant to consulting agreements between GWSN and Messrs. Gary Stewart, Benjamin Mauerberger and Barry Russell, respectively. Messrs. Stewart and Mauerberger's consulting agreements are attached hereto as EXHIBITS 1.3(A) AND 1.3(B). The Company shall only be required to file a registration on Form S-8 if the following conditions have been met: (i) a complete Form 8-K with the required financial statements has been filed in compliance with the Exchange Act of 1934 as they currently exist; and (ii) the proposed rule changes to Forms 8-K and S-8 as found in the U.S. Securities and Exchange Commission ("Commission") Releases 33-8407 and 34-49566 have not been adopted by the Commission. In the event that GWSN fails to file (i) above or the Commission adopts law having a similar affect to that found in (ii) above, GWSN shall grant a one time demand registration right to Messrs Mauerberger, Stewart and Russell, in the aggregate, for a period of 12 months from the Closing for a total of 5,000,000 shares. The parties to this Agreement shall negotiate the particular terms of such demand rights in good faith.

         SECTION 1.4 EVENTS PRIOR TO CLOSING. Upon execution hereof or as soon thereafter as practicable, management of AAPD and GWSN shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

         SECTION 1.5 CLOSING. The closing ("Closing") of the transactions contemplated by this Agreement shall be upon satisfaction of the conditions set forth in Articles V and VI of this Agreement, which the parties expect to occur no event later than forty-five (45) days after the date hereof.

         SECTION 1.6 DIRECTORS OF GWSN AFTER ACQUISITION. The Board of directors of GWSN will change as a result of the Exchange in accordance with the terms of
Article VI of this Agreement.


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                                   ARTICLE II

                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                                      GWSN

         As an inducement to and to obtain the reliance of AAPD, GWSN represents and warrants as follows:

         SECTION 2.1 ORGANIZATION. GWSN is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Complete and correct copies of the articles of incorporation, bylaws and amendments thereto of GWSN as in effect on the date hereof are available on the United States Securities and Exchange Commission's Website (www.sec.gov) as filed by GWSN. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of GWSN's articles of incorporation or bylaws. GWSN has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 2.2 CAPITALIZATION. The authorized capitalization of GWSN consists of 90,000,000 common shares, $0.001 par value per share, and 10,000,000 shares of preferred stock, $.001 par value. As of the date hereof, GWSN has 1,054,326 common shares issued and outstanding and no shares of preferred stock. GWSN is a public company listed on the NASDAQ OTC-Bulletin Board under the symbol "GWSN". All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the pre-emptive or other rights of any person. GWSN has no other securities, warrants or options authorized or issued.

         SECTION 2.3 SUBSIDIARIES AND PREDECESSOR CORPORATIONS. GWSN does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

         SECTION 2.4 OPTIONS AND WARRANTS. The only existing options, warrants, calls or commitments of any character to which GWSN is a party and by which it is bound are those with respect to Mr. Barry Russell and his consulting agreement with GWSN dated July 27, 2004.

         SECTION 2.5 CLAIMS, LITIGATION AND PROCEEDINGS.There are no actions, suits, proceedings or investigations pending or threatened by or against GWSN, affecting GWSN or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of GWSN. GWSN does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or

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governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         SECTION 2.6 MATERIAL CONTRACT DEFAULTS. GWSN is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of GWSN, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which GWSN has not taken adequate steps to prevent such a default from occurring.

         SECTION 2.7 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which GWSN is a party or to which any of its properties or operations are subject.

         SECTION 2.8 GOVERNMENTAL AUTHORIZATIONS. GWSN has all licenses, franchises, permits or other governmental authorizations legally required to enable GWSN to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by GWSN of this Agreement and the consummation of GWSN of the transactions contemplated hereby.

         SECTION 2.9       TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of GWSN are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) GWSN has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         SECTION 2.10 INFORMATION. The information concerning GWSN as set forth in this Agreement and in the GWSN Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 2.11 TITLE AND RELATED MATTERS.GWSN owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever all its assets and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with GWSN's business. No third party has any right to, and GWSN had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of GWSN or any material portion of its properties, assets or rights.

         SECTION 2.12 APPROVAL OF AGREEMENT. GWSN has all requisite power and authority to enter into this Agreement, including approval of its board of directors. The holders of a majority of the common voting shares outstanding of GWSN have authorized the execution and delivery of the Agreement by GWSN and have approved the transactions contemplated hereby.

         SECTION 2.13 COMPLIANCE WITH LAWS AND REGULATIONS. GWSN has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, or financial condition of GWSN.

         SECTION 2.14 MATERIAL TRANSACTIONS OR AFFILIATIONS. Other than the Stock Purchase Agreement between GWSN and various parties, filed as an exhibit to the Form 8-K filed with the U.S. Securities and Exchange Commission on August 11, 2004 ("Hemingway Stock Purchase Agreement") and a consulting agreement with Mr. Barry Russell found as an exhibit to the Hemingway Stock Purchase Agreement, GWSN has no material contracts to which GWSN is a party and which are to be performed in whole or in part after the date hereof. GWSN has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any of its directors or person owning of record, or known by GWSN to own beneficially, ten percent (10%) or more the issued and outstanding ordinary shares of GWSN and which is to be performed in whole or in part after the date hereof. GWSN has no commitment, whether written or oral, to lend and funds to, borrow and money from or enter into any other material transactions with, any such affiliated person.


                                   ARTICLE III

                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                                     OF AAPD

         As an inducement to, and to obtain the reliance of GWSN, AAPD represents and warrants as follows:

         SECTION 3.1 ORGANIZATION. AAPD is a corporation duly organized, validly existing and in good standing under the laws of Australia and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in EXHIBIT 3.1 are complete and correct copies of the

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constitution and amendments thereto of AAPD as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of AAPD's constitution. AAPD has full power, authority and legal right and has taken all action required by law, its constitution or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 3.2 CAPITALIZATION. The authorized capitalization of AAPD has been provided to GWSN in writing prior to the date hereof and has not changed since such date. All issued and outstanding AAPD shares have been legally issued and are nonassessable as of the Closing Date. There exists no unexercised right to purchase shares in AAPD in any form whatsoever including, but not limited to, options, warrants or convertible debt instruments. To the best knowledge of AAPD, each of the AAPD Shareholders owns and is conveying to GWSN all of his rights, title and interests to the Shares, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description and upon consummation of the transaction contemplated herein good title in the Shares shall vest in GWSN free of all liens and other charges.

         SECTION 3.3 SUBSIDIARIES. AAPD does not own, beneficially or of record, any shares of any other corporation.

         SECTION 3.4       TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of AAPD are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) Other than taxes due on a monthly basis, AAPD has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         SECTION 3.5 INFORMATION. The information concerning AAPD as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 3.6 TITLE AND RELATED MATTERS.AAPD has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal including those assets described in the confidential memorandum dated July 2004 and provided to GWSN at that time (collectively, "Assets") and such Assets are free and clear of all liens, pledges, charges or encumbrances other than those described in such Memorandum and as previously advised and existing at the time. AAPD owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with AAPD's business. No third party has any right to, and AAPD had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of AAPD or any material portion of its properties, assets or rights.

         SECTION 3.7 CLAIMS, LITIGATION AND PROCEEDINGS.There are no actions, suits, proceedings or investigations pending or threatened by or against AAPD, affecting AAPD or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of AAPD. AAPD does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default..

         SECTION 3.8 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which AAPD is a party or to which any of its properties or operations are subject.

         SECTION 3.9 MATERIAL CONTRACT DEFAULTS. To the best of AAPD's knowledge and belief, AAPD is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of AAPD, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which AAPD has not taken adequate steps to prevent such a default from occurring.

         SECTION 3.10 GOVERNMENTAL AUTHORIZATIONS. To the best of AAPD's knowledge, AAPD has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by AAPD of the transactions contemplated hereby.

         SECTION 3.11 COMPLIANCE WITH LAWS AND REGULATIONS. AAPD has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, or financial condition of AAPD.

         SECTION 3.12 MATERIAL TRANSACTIONS OR AFFILIATIONS. AAPD has provided GWSN with copies of all material contracts to which AAPD is a party and which are to be performed in whole or in part after the date hereof. AAPD has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any of its directors or person owning of record, or known by AAPD to own beneficially, ten percent (10%) or more the issued and outstanding ordinary shares of AAPD and which is to be performed in whole or in part after the date hereof. AAPD has no commitment, whether written or oral, to lend and funds to, borrow and money from or enter into any other material transactions with, any such affiliated person.

         SECTION 3.13 LABOR RELATIONS. AAPD has never had a work stoppage resulting from labor problems.

         SECTION 3.14 NATURE OF BOOKS AND RECORDS. It is acknowledged that AAPD books and records must be in auditable condition and that such audit must be completed within sixty days (60) of this Agreement. The books and records of AAPD are in such auditable condition.

         SECTION 3.15 NET ASSET VALUE AND AUDITED FINANCIAL STATEMENTS. GWSN has been provided with audited financial statement of AAPD dated as of 10th September, 2004 and which are attached hereto as EXHIBIT 3.15. Such financial statements reflect the assets, liabilities, net worth, profit and loss, and cash flow of AAPD with respect to its business. All financial statements referred to herein are complete and correct in all material respects, present fairly the financial condition and results of operations of AAPD as at the dates of such statements and have been prepared in accordance with generally accepted accounting principles. The books of account and records have been maintained in accordance with good business practice and reflect fairly all properties, assets, liabilities and transactions of AAPD. AAPD has no material liabilities or obligations of any kind (whether accrued, absolute, direct, indirect, contingent or otherwise) which are not fully disclosed, accrued or reserved against in its financial statements. AAPD has no bad debts as of the Closing Date. Since the last day of AAPD's last fiscal year, it has conducted its business only in the ordinary and usual course and have not experienced any material adverse changes in its business or its financial condition. Without limiting the foregoing, AAPD has not:

         (i) permitted or allowed any of its assets or properties to be subjected to any lien or encumbrance;

         (ii) amended, terminated, cancelled or compromised any material claim;

         (iii) sold, transferred, leased, subleased, licensed or otherwise disposed of any properties or assets, real, personal or mixed including, without limitation, leasehold interests and intangible property of or relating to the businesses in excess of Twenty-Five Thousand and No/100 ($25,000.00) Dollars other than in the ordinary course of business and consistent with past practices;

         (iv) granted or proposed any increase or announce any increase in compensation or benefits payable to its employees or consultants other than as has been disclosed in writing to GWSN;

         (v) made any material change in its method of accounting other than as required by generally acceptable accounting principles; and

         (vi) entered into any agreement with any of its directors, officers, or shareholders (or any family member thereof) except as has been disclosed in writing to GWSN.

                                   ARTICLE IV

                                SPECIAL COVENANTS

         SECTION 4.1 ACCESS TO PROPERTIES AND RECORDS. It is acknowledged by each of GWSN and AAPD, that its officers and authorized representatives have been afforded full access to the other's properties, books and records of AAPD and GWSN as the case may be, so that each had full opportunity to make such reasonable investigation as it desired to make of the affairs of the other and each has furnished the other with such additional financial and operating data and other information as to the business and properties of AAPD and GWSN as the case may be, as the other shall from time to time reasonably request. Should either party require further opportunity to conduct any further investigation into the affairs of the other, it shall be allowed to do so prior to closing as long as this investigation is completed prior to Closing.

         SECTION 4.2 AVAILABILITY OF RULE 144. Each of the parties acknowledge that the stock of GWSN to be issued pursuant to this Agreement have not been registered under the Securities Act and will be "restricted securities" as that term is defined in Rule 144 promulgated pursuant to the Securities Act. Such "restricted securities" may not be sold, transferred or encumbered except in a transaction registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements.

         SECTION 4.3 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE AAPD COMMON SHARES TO BE ISSUED IN THE EXCHANGE. The consummation of this Agreement, including the issuance of the GWSN Shares to the AAPD Shareholders and the resulting issuance of common shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the AAPD Shareholders acquired such securities.

         SECTION 4.4 THIRD PARTY CONSENTS. AAPD and GWSN agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

         SECTION 4.5 INDEMNIFICATION.

         (a) AAPD hereby agrees to indemnify GWSN and each of the officers, agents and directors of GWSN as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against and litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to arising out of or based on any misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

         (b) GWSN and its officers and directors hereby agrees to indemnify AAPD and its officers, agents, directors and current shareholders of AAPD as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any misrepresentation made in this Agreement. The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.


                                    ARTICLE V

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF GWSN

         The obligations of GWSN under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         SECTION 5.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by AAPD in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and AAPD shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by AAPD prior to or at the Closing.

         SECTION 5.2 SHAREHOLDER APPROVAL. The AAPD Shareholders have duly authorized and approved this Agreement and the transactions contemplated herein.

         SECTION 5.3 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations or AAPD.

         SECTION 5.4 OTHER ITEMS. GWSN shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as GWSN may reasonably request.

         SECTION 5.5 SECRETARY'S CERTIFICATE. AAPD shall have delivered to GWSN a certificate, dated the Closing Date, executed by the Secretary of AAPD in substantially the form attached hereto as Exhibit 5.5, which shall include confirmation that all requisite board and stockholder approvals have been obtained and remain in force.

         SECTION 5.6 OPINIONS OF COUNSEL. AAPD shall have delivered to GWSN opinions, dated the Closing Date, from counsel for AAPD, in substantially the form attached hereto as Exhibit 5.6.

                                   ARTICLE VI

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF AAPD

         The obligations of AAPD under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

         SECTION 6.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by GWSN in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and GWSN shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by GWSN prior to or at the Closing.

         SECTION 6.2 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of GWSN.

         SECTION 6.3 GWSN ADDITIONAL CONSIDERATION. Prior to Closing, GWSN shall place an amount equal to Two Hundred Fifty Thousand ($250,000) Australian Dollars with its counsel, Rubin, Bailin, Ortoli LLP as additional consideration to be paid at Closing.

         SECTION 6.4 STOCK CERTIFICATE. GWSN shall have tendered to AAPD a certificate representing the Shares, duly endorsed to AAPD, and such endorsement shall have been witnessed by an officer or GWSN.

         SECTION 6.5 SECRETARY'S CERTIFICATE. GWSN shall have delivered to AAPD a certificate, dated the Closing Date, executed by the Secretary of GWSN in substantially the form attached hereto as Exhibit 6.5, which shall include confirmation that all requisite board and stockholder approvals have been obtained and remain in force.

         SECTION 6.6 OPINION OF COUNSEL. GWSN shall have delivered to AAPD an opinion, dated the Closing Date, from counsel for GWSN, in substantially the form attached hereto as Exhibit 6.6.

         SECTION 6.7 RESIGNATIONS. All officers or directors of GWSN shall have tendered their resignations from such positions of GWSN effective upon the Closing.

         SECTION 6.8 PROCEEDINGS. All proceedings to be taken on the part of GWSN in connection with the transactions contemplated by this Agreement and all documents delivered by GWSN incidental thereto shall be reasonably satisfactory in form and substance to AAPD. AAPD shall have received copies of all documents as it may reasonably request in order to establish the consummation of such transactions.

                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1 BROKERS AND FINDERS. Other than the shares being issued to Hemingway Corporate Ventures, S.A. and Barry Russell enumerated in this Agreement, each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         SECTION 7.2 LAW, FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, United States of America.

         SECTION 7.3 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to GWSN:         c/o Rubin, Bailin, Ortoli LLP
                             405 Park Avenue
                             New York, NY 10022
                             Attn: William S. Rosenstadt, Esq.


         If to AAPD:         13 Malcolm Court
                             Mount Waverly
                             Melbourne, Australia


or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.

         SECTION 7.4 ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parities shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fee, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         SECTION 7.5 CONFIDENTIALITY. Each party hereto agrees with the other parties that, unless and until the reorganization contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not used such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         SECTION 7.6 EXHIBITS; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's exhibits delivered pursuant to this Agreement.

         SECTION 7.7 THIRD PARTY BENEFICIARIES.This contract is solely among AAPD and GWSN and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         SECTION 7.8 ENTIRE AGREEMENT.This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         SECTION 7.9 SURVIVAL; TERMINATION. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

         SECTION 7.10 COUNTERPARTS. This Agreements may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         SECTION 7.11 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         SECTION 7.12 INCORPORATION OF RECITALS.All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

         SECTION 7.13 EXPENSES. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

         SECTION 7.14 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         SECTION 7.15 BENEFIT. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         SECTION 7.16 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         SECTION 7.17 FAILURE OF CONDITIONS; TERMINATION.In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         SECTION 7.18 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against wither party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         SECTION 7.19 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                                       GLOBAL WIRELESS SATELLITE NETWORKS
                                          (USA), INC.



                                       BY: /S/ HARRY CHAUHAN
                                           -------------------------
                                               HARRY CHAUHAN
                                               PRESIDENT



                                       AUSTRALIAN AGRICULTURAL & PROPERTY
                                       MANAGEMENT LTD;

                                       NO 2 HOLDINGS PTY LTD;

                                       and

                                       VICTORIAN LAND DEVELOPMENT PTY LTD



                                       BY: /S/ PETER VOSS
                                           -------------------------
                                               NAME: PETER VOSS
                                               TITLE:  PRESIDENT

                          (EXHIBITS HAVE BEEN REDACTED)